                                                                   Exhibit 10.78


================================================================================



                           INDEMNIFICATION AGREEMENT


                                     among


                       FINANCIAL SECURITY ASSURANCE INC.


                       UNITED PANAM MORTGAGE CORPORATION


                             PAN AMERICAN BANK, FSB


                             LEHMAN ABS CORPORATION

                                      and

                              LEHMAN BROTHERS INC.



                         Dated as of December 22, 1997



                             Lehman ABS Corporation
       $114,425,000 United PanAm Mortgage Loan Asset Backed Certificates
                            Series 1997-1, Class A



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                  Page
                                                                                                  ----
Section 1.    Definitions........................................................................   1
              -----------

Section 2.    Representations, Warranties and Agreements of Financial Security...................   2
              ----------------------------------------------------------------

Section 3.    Representations, Warranties and Agreements of the Underwriter......................   4
              ----------------------------------------------------------------

Section 4.    Indemnification....................................................................   5
              ---------------

Section 5.    Indemnification Procedures........................................................    6
              --------------------------

Section 6.    Contribution......................................................................    7
              ------------

Section 7.    Miscellaneous.....................................................................    8
              -------------

EXHIBIT

Exhibit A Opinion of General Counsel

                           INDEMNIFICATION AGREEMENT
                           -------------------------

          INDEMNIFICATION AGREEMENT, dated as of December 22, 1997, among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), UNITED PANAM MORTGAGE CORPORATION (the "Seller"), PAN AMERICAN BANK, FSB (the "Company"), LEHMAN ABS CORPORATION (the "Depositor") and LEHMAN BROTHERS INC. (the "Underwriter"):

           Section 1.    Definitions.  For purposes of this Agreement, the
                         -----------
following terms shall have the meanings provided below:

          "Agreement" means this Indemnification Agreement, as amended from time to time.

          "Company Party" means any of the Seller or the Company, and its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities
Act) of any of the foregoing.

          "Depositor Party" means any of the Depositor, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.

          "Financial Security Agreements" means this Agreement and the Insurance Agreement.

          "Financial Security Information" has the meaning provided in Section 2(g) hereof.

          "Financial Security Party" means any of Financial Security, its parent, subsidiaries and affiliates, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities
Act) of any of the foregoing.

          "Indemnified Party" means any party entitled to any indemnification pursuant to Section 4 hereof.

          "Indemnifying Party" means any party required to provide indemnification pursuant to Section 4 hereof.

          "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of December 1, 1997, by and among Financial Security, the Seller, the Company and the Depositor.

          "Losses" means (a) any actual out-of-pocket damages incurred by the party entitled to indemnification or contribution hereunder, (b) any actual out-of-pocket costs or actual expenses reasonably incurred by such party, including reasonable fees or expenses of its counsel and other expenses incurred in connection with investigating or defending any claim, action or other proceeding which entitle such party to be indemnified hereunder (subject to the limitations set forth in Section 5 hereof), to the extent not paid, satisfied or reimbursed from funds provided by any other Person other than an affiliate of such party (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person), plus (c) interest on the amount paid by the party entitled to indemnification or contribution from the date of such payment to the date of payment by the party who is obligated to indemnify or contribute hereunder at the statutory rate applicable to judgments for breach of contract.

          "Offering Circular" means the Prospectus Supplement, dated December 22, 1997, including the Prospectus thereto, dated December 15, 1997, relating to the Securities.

          "Offering Document" means the Offering Circular and any amendments or supplements thereto and any other material or documents delivered by the Underwriter to any Person in connection with the offer or sale of the Securities.

          "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other organization or entity (whether governmental or private).

          "Policy" means the financial guaranty insurance policy delivered by Financial Security with respect to the Securities.

          "Securities" means the Lehman ABS Corporation, $114,425,000 United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1, Class A, issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1997, among the Depositor, the Seller, the Company and Bankers Trust Company of California, N.A. as trustee.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Underwriting Agreement" means the Underwriting Agreement dated as of December 19, 1997, between the Depositor and the Underwriter in respect of the Securities.

          "Underwriter Information" has the meaning provided in Section 3(c) hereof.

          "Underwriter Party" means any of the Underwriter, its parent, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Securities Act) of any of the foregoing.


          Section 2.     Representations, Warranties and Agreements of Financial
                         -------------------------------------------------------
Security. Financial Security represents, warrants and agrees, as of the date
--------
hereof and as of the Closing Date, as follows:

          (a) Organization, Etc.  Financial Security is a stock insurance
              -----------------
company duly organized, validly existing, in good standing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

          (b) Authorization, Etc.  The Policy and the Financial Security
              ------------------
Agreements have been duly authorized, executed and delivered by Financial Security.

          (c)  Validity, Etc.  The Policy and the Financial Security Agreements
               -------------
constitute legal, valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of this Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained herein.

          (d) Exemption From Registration.  The Policy is exempt from
              ---------------------------
registration under the Securities Act.

          (e) No Conflicts.  Neither the execution or delivery by Financial
              ------------
Security of the Policy or the Financial Security Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the bylaws of Financial Security nor result in a breach of, or constitute a default under, any material agreement or other instrument to which Financial Security is a party or by which any of its property is bound nor violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that, in the published opinion of the Securities and Exchange Commission, the indemnification provisions of this Agreement, insofar as they relate to indemnification for liabilities arising under the Securities Act, are against public policy as expressed in the Securities Act and are therefore unenforceable).

          (f) Financial Information.  The consolidated balance sheets of
              ---------------------
Financial Security as of December 31, 1996 and December 31, 1995 and the related consolidated statements of income, changes in shareholder's equity and cash flows for the fiscal years then ended and the interim consolidated balance sheet of Financial Security as of September 30, 1997, and the related statements of income, changes in shareholder's equity and cash flows for the interim period then ended, furnished by Financial Security for use in the Offering Circular, fairly present in all material respects the financial condition of Financial Security as of such dates and for such periods in accordance with generally accepted accounting principles consistently applied except as noted therein (subject as to interim statements to normal year-end adjustments) and since the date of the most current interim consolidated balance sheet referred to above there has been no change in the financial condition of Financial Security which would materially and adversely affect its ability to perform its obligations under the Policy.

          (g) Financial Security Information.  The information in the Offering
              ------------------------------
Circular set forth under the caption "The Certificate Insurer" (as revised from time to time in accordance with the provisions hereof, the "Financial Security Information") is limited and does not purport to provide the scope of disclosure required to be included in an offering memorandum. Within such limited scope of disclosure, however, as of the date of the Offering Circular and as of the date hereof, the Financial Security Information does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

          (h) Additional Information.  Financial Security will furnish to the
              ----------------------
Underwriter, the Company, the Seller or the Depositor, upon request of the Underwriter, the Company, the Seller or the Depositor, as the case may be, copies of Financial Security's most recent financial statements (annual or interim, as the case may be) which fairly present in all material respects the financial condition of Financial Security as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied except as noted therein (subject, as to interim statements, to normal year-end adjustments); provided, however, that, if the Underwriter, the Company, the Seller or the Depositor shall require a manually signed report or consent of Financial Security's auditors in connection with such financial statements, such report or consent shall be at the expense of the Underwriter, the Company, the Seller or the Depositor, as the case may be.

          (i) Opinion of Counsel.  Financial Security will furnish to the
              ------------------
Seller, the Depositor, the Underwriter and the Company on the closing date for the sale of the Securities an opinion of its Associate General Counsel, to the effect set forth in Exhibit A attached hereto, dated such closing date and addressed to the Seller, the Depositor, the Underwriter and the Company.

          (j) Consents and Reports of Independent Accountants.  Financial
              -----------------------------------------------
Security will furnish to the Underwriter, the Company, the Seller and the Depositor, upon request, as comfort from its independent accountants in respect of its financial condition, (i) at the expense of the Person specified in the Insurance Agreement, a copy of the Offering Circular, including either a manually signed consent or a manually signed report of Financial Security's independent accountants and (ii) the quarterly review letter by Financial Security's independent accountants in respect of the most recent interim financial statements of Financial Security.

          Nothing in this Agreement shall be construed as a representation or warranty by Financial Security concerning the rating of its claims-paying ability by Standard & Poor's Ratings Services or Moody's Investors Service, Inc. or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such ratings, take into account facts and assumptions not described in the Offering Circular and the facts and assumptions which are considered by the Rating Agencies, and the ratings issued thereby, are subject to change over time.

          Section 3.     Representations, Warranties and Agreements of the
                         -------------------------------------------------
Underwriter. The Underwriter represents, warrants and agrees, as of the date
-----------
hereof and as of the Closing Date, as follows:

          (a)  Compliance With Laws.  The Underwriter will comply in all
               --------------------
material respects with all legal requirements in connection with offers and sales of the Securities and make such offers and sales in the manner provided in the Offering Document.

          (b)  Offering Document.  The Underwriter will not use, or distribute
               -----------------
to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Securities unless such Offering Document includes such information as has been furnished by Financial Security for inclusion therein and the information therein concerning Financial Security has been approved by Financial Security in writing or in the immediately succeeding sentence. Financial Security hereby consents to the Financial Security Information included in the Offering Circular and the financial statements of Financial Security incorporated by reference therein. Each Offering Document will include the following statement: "The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law". Each Offering Document including financial information with respect to Financial Security (unless incorporated by reference therein) prepared in accordance with generally accepted accounting principals will include the following statement immediately preceding such financial information: "The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principals in making such determinations."

          (c) Underwriting Information.  All material provided by the
              ------------------------
Underwriter for inclusion in the Offering Document (as revised from time to time, the "Underwriter Information"), insofar as such information relates to the Underwriter, is true and correct in all material respects. In respect of the Offering Document, the Underwriter Information is limited to the information set forth in the last paragraph on the cover of the Offering Document, the third paragraph of page S-3 of the Offering Document and the second paragraph under the caption "Underwriting" in the Offering Document.

          Section 4.     Indemnification.  (a)  Financial Security agrees, upon
                         ---------------
the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Depositor Party, each Company Party and each Underwriter Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from Financial Security's breach of any of its representations, warranties or agreements set forth in Section 2 hereof and (ii) any and all Losses to which any Depositor Party, Company Party or Underwriter Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Financial Security Information included therein in accordance with the provisions hereof.

          (b) The Underwriter agrees, upon the terms and subject to the conditions provided herein, to indemnify, defend and hold harmless each Financial Security Party against (i) any and all Losses incurred by them with respect to the offer and sale of the Securities and resulting from the Underwriter's breach of any of its representations, warranties or agreements set forth in Section 3 hereof and (ii) any and all Losses to which any Financial Security Party may become subject, under the Securities Act or otherwise, insofar as such Losses arise out of or result from an untrue statement of a material fact contained in any Offering Document or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Underwriter Information included therein.

          (c) Upon the incurrence of any Losses for which a party is entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

          Section 5.     Indemnification Procedures.  Except as provided below
                         --------------------------
in Section 6 with respect to contribution or in Section 7(e), the indemnification provided herein by an Indemnifying Party shall be the exclusive remedy of any and all Indemnified Parties for the breach of a representation, warranty or agreement hereunder by an Indemnifying Party; provided, however, that each Indemnified Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Indemnified Party to be indemnified under this Agreement, such party shall give the Indemnifying Party written or telegraphic notice of such action or claim reasonably promptly after receipt of written notice thereof. The Indemnifying Party shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Indemnifying Party, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Indemnifying Party, (b) the Indemnifying Party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnifying Party and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Indemnifying Party (it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Depositor Parties, one such firm for all Underwriter Parties, one such firm for all Company Parties and one such firm for all Financial Security Parties, as the case may be, which firm shall be designated in writing by the Depositor in respect of the Depositor Parties, by the Underwriter in respect of the Underwriter Parties, by the Company in respect of the Company Parties and by Financial Security in respect of the Financial Security Parties), in each of which cases the fees and expenses of counsel will be at the expense of the Indemnifying Party and all such fees and expenses will be reimbursed promptly as they are incurred. The Indemnifying Party shall not be liable for any settlement of any such claim or action unless the Indemnifying Party shall have consented thereto or be in default in its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Indemnifying Party of liability only if such failure is prejudicial to the position of the Indemnifying Party and then only to the extent of such prejudice.

          Section 6.     Contribution.  (a)  To provide for just and equitable
                         ------------
contribution if the indemnification provided by any Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the Losses arising from any breach of any of its representations, warranties or agreements contained in this Agreement in such proportion as is appropriate to reflect the relative fault of each of the parties as set forth in Section 6(b) below; provided, however, that an Indemnifying Party shall in no event be required to contribute to all Indemnified Parties an aggregate amount in excess of the Losses incurred by such Indemnified Parties resulting from the breach of representations, warranties or agreements contained in this Agreement.

          (b) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any representations, warranties or agreements contained in this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

          (c) The parties agree that Financial Security shall be solely responsible for the Financial Security Information, the Underwriter shall be solely responsible for the Underwriter Information, the Seller and the Company shall be solely responsible for the Company Information, and that, as and to the extent provided in the Insurance Agreement, the balance of the Offering Document shall be the responsibility of the Seller and the Company, jointly and not severally, and of the Depositor, severally and not jointly with the Seller and the Company.

          (d) Notwithstanding anything in this Section 6 to the contrary, an Underwriter Party shall not be required to contribute an amount in excess of the amount by which the Underwriter's Compensation, which shall be deemed to be the percentage of the total price of the Securities underwritten by such Underwriter set forth as the Underwriting Discount on the cover page of the Offering Document relating to the Class of Certificates offered thereby, exceeds the amount of any damages that such Underwriter has otherwise been required to pay hereunder in respect of such untrue statement or omission.

          (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution to the contributor of the Losses incurred.

          (g) The provisions relating to contribution set forth in this Section 6 do not limit the rights of any party to indemnification under Section 4.

           Section 7.    Miscellaneous.
                         -------------

          (a) Notices.  All notices and other communications provided for under
              -------
this Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party or parties hereto.

If to Financial Security:    Financial Security Assurance Inc.
                             350 Park Avenue
                             New York, NY  10022
                             Attention:  Surveillance Department
                             Re:         United PanAm Mortgage Loan Asset Backed
                                         Certificates, Series 1997-1

If to the Seller:            United PanAm Mortgage Corporation
                             625 The City Drive, Suite 490
                             Orange, California 92868
                             Attention:   Blair F. Kenny
                             Confirmation: (714) 621-3522
                             Telecopy No.: (714) 621-3830

If to the Company:           Pan American Bank, FSB
                             1300 South El Camino Real, Suite 320
                             San Mateo, California 94402
                             Attention:  Carol Bucci
                             Confirmation: (650) 345-1800
                             Telecopy No.: (650) 345-0323

If to the Depositor:         Lehman ABS Corporation
                             Three World Financial Center
                             New York, New York  10285
                             Attention:  Martin P. Harding
                             Telecopy No.:  (212) 526-0017

If to the Underwriter:       Lehman Brothers Inc.
                             Three World Financial Center
                             New York, New York  10285
                             Attention:  Martin P. Harding
                             Telecopy No.:  (212) 526-0017

          (b) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York.

          (c) Assignments.  This Agreement may not be assigned by any party
              -----------
without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

          (d) Amendments.  Amendments of this Agreement shall be in writing
              ----------
signed by each party hereto.

          (e) Survival, Etc.  The indemnity and contribution agreements
              -------------
contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnifying Party, (ii) the issuance of the Securities or (iii) any termination of this Agreement or the Policy. The indemnification provided in this Agreement will be in addition to any liability which the parties may otherwise have and shall in no way limit any obligations of the Seller, the Company, the Depositor, Financial Security or the Underwriter under the Underwriting Agreement or the Insurance Agreement, as applicable.

          (f) Counterparts.  This Agreement may be executed in counterparts by
              ------------
the parties hereto, and all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                              FINANCIAL SECURITY ASSURANCE INC.


                              By: /s/
                                 ---------------------------------
                                         Authorized Officer



                              UNITED PANAM MORTGAGE CORPORATION


                              By: /s/
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                     -----------------------------


                              PAN AMERICAN BANK, FSB


                              By: /s/
                                 ---------------------------------
                              Name:
                                    ------------------------------
                              Title:
                                    ------------------------------



                              LEHMAN ABS CORPORATION


                              By: /s/
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------


                              LEHMAN BROTHERS INC.


                              By: /s/
                                  --------------------------------
                              Name:
                                    ------------------------------
                              Title:
                                    ------------------------------

                                   EXHIBIT A
                                   ---------

                           OPINION OF GENERAL COUNSEL

          Based upon the foregoing, I am of the opinion that:

          1. Financial Security is a stock insurance company duly organized, validly existing and authorized to transact financial guaranty insurance business under the laws of the State of New York.

          2. The Policy and the Agreements have been duly authorized, executed and delivered by Financial Security.

          3. The Policy and the Agreements constitute valid and binding obligations of Financial Security, enforceable against Financial Security in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, rehabilitation, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy or insolvency of Financial Security and to the application of general principles of equity and subject, in the case of the Indemnification Agreement, to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as they relate to indemnification for liabilities arising under applicable securities laws.

          4. The Policy is exempt from registration under the Securities Act of 1933, as amended (the "Act").

          5. Neither the execution or delivery by Financial Security of the Policy or the Agreements, nor the performance by Financial Security of its obligations thereunder, will conflict with any provision of the certificate of incorporation or the by-laws of Financial Security or, to the best of my knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which Financial Security is a party or by which it or any of its property is bound or, to the best of my knowledge, violate any judgment, order or decree applicable to Financial Security of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over Financial Security (except that in the published opinion of the Securities and Exchange Commission the indemnification provisions of the Indemnification Agreement, insofar as they relate to indemnification for liabilities arising under the Act, are against public policy as expressed in the Act and are therefore unenforceable).

          In addition, please be advised that I have reviewed the description of Financial Security under the caption "The Certificate Insurer" in the Prospectus Supplement dated December 22, 1997 (the "Offering Document") of the Depositor with respect to the Securities. The information provided in the Offering Document with respect to Financial Security is limited and does not purport to provide the scope of disclosure required to be included in an offering memorandum. Within such limited scope of disclosure, however, there has not come to my attention any information which would cause me to believe that the description of Financial

Security referred to above, as of the date of the Offering Document or as of the date of this opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that I express no opinion with respect to any financial statements or other financial information contained or referred to therein).






                                      -2-